UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Hawaiian Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. Election of Directors: Gregory S. Anderson Mark B. Dankerley Lawrence S. Hershfield Randall L. Jenson Bert T. Kobayashi, Jr. Crystal K. Rose Richard N. Zwern O Nominee #12 O Nominee #13 (1) Elect eight directors from among the nominees described in the Proxy Statement. (2) Ratify Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. (3) Approve, on an advisory basis, the compensation of the Company's named executive officers. (4) Transact such other business as may properly come before the Annual Meeting, or any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" Items 1, 2 and 3. The Board of Directors has set the close of business on March 25, 2013 as the record date for the meeting. Owners of Hawaiian Holdings, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. NOMINEES: Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of HAWAIIAN HOLDINGS, INC. To Be Held On Wednesday, May 22, 2013 at 10:00 a.m. Hawaii time at The Hilton Hawaiian Village Beach Resort and Spa at 2005 Kalia Road, Honolulu, Hawaii This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/12/13. Please visit http://www.astproxyportal.com/ast/17758, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.

OWNERSHIP QUESTIONNAIRE In order to vote your shares in Hawaiian Holdings, Inc., you must certify your citizenship. The Federal Transportation Act requires that U.S. air carriers like Hawaiian Airlines, the wholly owned subsidiary of Hawaiian Holdings, Inc., be owned and controlled by U.S. Citizens. 49 U.S.C. ss.ss. 40102(a)(15). 41102. To assure that Hawaiian Airlines complies with this requirement, you must complete the following certification regarding the citizenship of the owner of the shares in Hawaiian Holdings, Inc. The owner of the shares is a "citizen of the United States" as defined by the Transportation Act if the owner is any ONE of the following: • an individual who is a citizen of the United States; • a partnership each of whose partners is an individual who is a citizen of the United States; • a corporation or association organized under the laws of the United States or of any State of the United States, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, which is under the actual control of citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.